LETTER OF INTENT

The purpose of this Letter is to confirm Kubota Corporation's intention to proceed with Paracelsian's proposed Phase I feasibility study, which is part of the DEVELOPMENT AND DEMONSTRATION OF ACCELERATED EXTRACTION AND
FRACTIONATION/CLEANUP PROCEDURES FOR USE IN PREPARING JAPANESE MUNICIPAL INCINERATOR WASTE SAMPLES, INCLUDING EXHAUST GAS, FLY ASH AND BOTTOM ASH, FOR TESTING USING PARACELSIAN, INC.'S AH-IMMUNOASSAY.

The Phase I feasibility study will include elimination of PAHs and preparation of sample extracts from which PAHs have been removed for Immunoassay testing and validation using GC/MS as per the technique described in Figure 1 of the above proposal. The total Phase I feasibility study cost is US $48,000.

Prior to payment for the Phase I feasibility study, Paracelsian, Inc. understands that Kubota Corporation must follow appropriate internal protocol and receive authorization for payment. After Kubota Corporation receives authorization a formal agreement will be drafted detailing the Phase I feasibility study.

Upon completion of the Phase I feasibility study, the two parties will discuss Phase I feasibility study results and determine if the two parties mutually agree to proceed with the further phases of this project.

Paracelsian, Inc. also has Kubota Corporation's agreement for Paracelsian to issue a limited public statement that explains the Phase I feasibility study. The limitation on this public statement is that it will not use Kubota's actual name but quote a Japanese company.

KUBOTA CORPORATION                               PARACELSIAN, INC.

/s/ Nobuyuki Nishiguchi                          /s/ Bernard M. Landes
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    Nobuyuki Nishiguchi                              Bernard M. Landes
    General Manager, R&D Headquarters                President and CEO

Date: January 29, 1999                           Date: January 29, 1999
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